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                                                                    Exhibit 10.1

                               Purchase Agreement
                            dated as of July 1, 1999
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                                                                [EXECUTION COPY]

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                   CATERPILLAR FINANCIAL SERVICES CORPORATION

                                       and

                    CATERPILLAR FINANCIAL FUNDING CORPORATION

                           ---------------------------

                               PURCHASE AGREEMENT

                            Dated as of July 1, 1999

                           ---------------------------

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I     CERTAIN DEFINITIONS............................................1

      SECTION 1.01.   Definitions............................................1

      SECTION 1.02.   Other Definitional Provisions..........................2

ARTICLE II    CONVEYANCE OF RECEIVABLES......................................3

      SECTION 2.01.   Conveyance of Receivables..............................3

      SECTION 2.02.   Ownership and Custody of Receivables Files.............3

      SECTION 2.03.   Books and Records......................................4

      SECTION 2.04.   Custody of Receivable Files............................4

      SECTION 2.05.   Acceptance by Purchaser of the Receivables;
                      Certification by the Indenture Trustee.................4

      SECTION 2.06.   The Closing............................................5

ARTICLE III   REPRESENTATIONS AND WARRANTIES.................................5

      SECTION 3.01.   Representations and Warranties of Purchaser............5

      SECTION 3.02.   Representations and Warranties of Seller...............6

ARTICLE IV    CONDITIONS....................................................11

      SECTION 4.01.   Conditions to the Obligation of the Purchaser.........11

      SECTION 4.02.   Conditions to Obligation of Seller....................12

      SECTION 4.03.   Junior Liens on Financed Equipment....................13

ARTICLE V     COVENANTS OF THE SELLER AND THE PURCHASER.....................13

      SECTION 5.01.   Protection of Right, Title and Interest...............13

      SECTION 5.02.   Other Liens or Interests..............................13

      SECTION 5.03.   Chief Executive Office................................13

      SECTION 5.04.   Corporate Existence...................................13

      SECTION 5.05.   Indemnification.......................................16

ARTICLE VI    MISCELLANEOUS PROVISIONS......................................16

      SECTION 6.01.   Obligations of Seller.................................16

      SECTION 6.02.   Repurchase Events.....................................16

      SECTION 6.03.   Purchaser Assignment of Repurchased Receivables.......16

      SECTION 6.04.   Trust.................................................16

      SECTION 6.05.   Amendment.............................................17


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                                TABLE OF CONTENTS
                                   (continued)

                                                                           Page

      SECTION 6.06.   Waivers...............................................17

      SECTION 6.07.   Notices...............................................17

      SECTION 6.08.   Costs and Expenses....................................17

      SECTION 6.09.   Representations of Seller and Purchaser...............18

      SECTION 6.10.   Confidential Information..............................18

      SECTION 6.11.   Headings and Cross-References.........................18

      SECTION 6.12.   Governing Law.........................................18

      SECTION 6.13.   Counterparts..........................................18


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      PURCHASE AGREEMENT dated as of July 1, 1999, between CATERPILLAR FINANCIAL
SERVICES CORPORATION, a Delaware corporation (the "Seller"), and CATERPILLAR FINANCIAL FUNDING CORPORATION, a Nevada corporation (the "Purchaser").

      WHEREAS in the regular course of its business, the Seller has originated or purchased certain fixed-rate retail installment sale contracts and finance lease contracts secured by new and used machinery and equipment; and

      WHEREAS the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables (as hereinafter defined) are to be sold by the Seller to the Purchaser, which Receivables will be transferred by the Purchaser, pursuant to the Sale and Servicing Agreement (as hereinafter defined), to Caterpillar Financial Asset Trust 1999-A (the "Trust"), which Trust will issue an Asset Backed Certificate (the "Certificate") representing a fractional undivided interest in, and Class A-1 5.365% Asset Backed Notes, Class A-2 5.90% Asset Backed Notes, Class A-3 6.20% Asset Backed Notes and the Class B 6.55% Asset Backed Notes (collectively, the "Notes") secured by, such Receivables and the other property of the Trust.

      NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

      SECTION 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

      "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, by contract or otherwise; and the terms "controlled by," "controlling" and "under common control with" have meanings correlative to the foregoing.

      "Agreement" shall mean this Purchase Agreement, as the same may be amended, modified or supplemented from time to time.

      "Assignment" shall mean the document of assignment, a form of which is attached to this Agreement as Exhibit A.

      "Basic Documents" shall have the meaning given such term in the Indenture.

      "Certificate" shall have the meaning given such term in the Trust
Agreement.

      "Closing Date" shall mean July 21, 1999.
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      "Contract" shall have the meaning given such term in the Sale and
Servicing Agreement.

      "Indenture" shall mean the Indenture dated as of July 1, 1999 between the Trust and The First National Bank of Chicago, as indenture trustee, as the same may be amended, modified or supplemented from time to time.

      "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

      "Prospectus" shall mean the Prospectus (which consists of a base prospectus dated July 14, 1999 and a prospectus supplement dated July 14, 1999) pursuant to which the Notes were offered.

      "Purchaser" shall mean Caterpillar Financial Funding Corporation, a Nevada corporation, its successors and assigns.

      "Receivable" shall have the meaning given such term in the Sale and Servicing Agreement.

      "Repurchase Event" shall have the meaning specified in Section 6.02(a).

      "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of July 1, 1999, among the Trust, the Purchaser (in its capacity as seller thereunder) and the Seller (in its capacity as Servicer thereunder), as the same may be amended, modified or supplemented from time to time.

      "Schedule of Receivables" shall mean the list of Receivables annexed hereto as Schedule A (which may be in the form of microfiche).

      "Seller" shall mean Caterpillar Financial Services Corporation, a Delaware corporation, its successors and assigns.

      "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

      SECTION 1.02. Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture, or if not defined therein, in the Trust Agreement.

            (b) All terms defined in this Agreement shall have the meanings contained herein when used in any document made or delivered pursuant hereto unless otherwise defined therein.

            (c) As used in this Agreement and in any document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such other document, and accounting terms partly defined in this Agreement or in any such


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      other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such other document shall control.

            (d) The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

            (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

      SECTION 2.01. Conveyance of Receivables. In consideration of the sale on the Closing Date of $593,653,285 in Contract Balance of Receivables, the Purchaser shall (i) deliver to or upon the order of the Seller an amount equal to $564,820,984 in cash and (ii) accept a capital contribution from the Seller equal to $28,832,301. The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein), all right, title and interest in and to the following, whether now owned or hereafter acquired:

            (a) all right, title and interest of the Seller, in and to the Receivables, and all moneys (including accrued interest) due thereunder on and after the Cut-off Date;

            (b) the interests of the Seller in the security interests in the Transaction Equipment granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Transaction Equipment;

            (c) the interest and rights of the Seller in any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors, as the case may be;

            (d) the interest of the Seller in any proceeds of repossessed or returned Transaction Equipment;

            (e) the interest of the Seller in any proceeds from recourse to or other payments by Dealers on Receivables; and

            (f) the proceeds of any and all of the foregoing.


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      It is the express intent of the parties hereto that the conveyance of the
Receivables by the Seller to the Purchaser as provided in this Agreement be, and be construed as, a sale of the Receivables by the Seller to the Purchaser. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Receivables by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event, notwithstanding the intent of the parties, the Receivables are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Receivables then, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code in effect in the applicable state; and (b) the conveyance provided for in this Agreement shall be a grant by the Seller to the Purchaser of a security interest in and to all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to the property described in clauses (a) through (f) above. The possession by the Custodian, as bailee for the Purchaser or its assignee, of the Contracts and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Purchaser or its assignee (as applicable) for the purpose of perfecting such security interest under applicable law. In connection herewith, the Purchaser (or its assignee) shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

      Any assignment of the interest of the Purchaser pursuant to this Section
2.01 shall also be an assignment of the security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement creates a security interest in or lien on the Receivables, such security interest or lien would be a perfected security interest or lien of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

      SECTION 2.02. Ownership and Custody of Receivables Files.

            (a) Upon the acceptance by the Seller of the amount set forth in
      Section 2.01, the ownership of each Receivable and the contents of the related Receivables File shall be vested in the Purchaser.

            (b) In connection with the sale of the Receivables, pursuant to
      Section 2.01, the Seller has delivered or caused to be delivered each Receivables File to the Custodian on behalf of the Purchaser.

      SECTION 2.03. Books and Records.

      The transfer of each Receivable shall be reflected on the Seller's balance sheets and other financial statements prepared in accordance with generally accepted accounting principles as a sale of assets by the Seller to the Purchaser. The Seller shall be responsible for maintaining, and


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shall maintain, a complete and accurate set of accounts, records and computer files for each Receivable which shall be clearly marked to reflect the ownership of each Receivable by the Purchaser.

      SECTION 2.04. Custody of Receivable Files. The Purchaser has appointed the Custodian pursuant to the Custodial Agreement, and the Custodian thereby accepted such appointment, to act as agent of the Purchaser as custodian of the Receivables Files.

      SECTION 2.05. Acceptance by Purchaser of the Receivables; Certification by the Indenture Trustee.

            (a) The Purchaser hereby acknowledges constructive receipt of, through the Custodian, for each Receivable, a Receivables File in the form delivered to it by the Seller, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets transferred pursuant to the terms hereof. Pursuant to the Sale and Servicing Agreement, the Custodial Agreement and this Agreement, the Indenture Trustee will, for the benefit of the Purchaser, review (or cause to be reviewed) each of the documents in the Receivables Files within 45 days after the Closing Date and to deliver a final certification in the form attached to the Sale and Servicing Agreement as Exhibit C-2 to the effect that, as to each Receivable listed in the Schedule of Receivables (other than any Receivable paid in full or any Receivable specifically identified in such certification as not covered by such certification): (i) all documents required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Obligor) and relate to such Receivable, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Receivables accurately reflects the information set forth in the Receivables File. Pursuant to the Sale and Servicing Agreement, the Custodial Agreement and this Agreement, the Indenture Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

            (b) If the Indenture Trustee during the process of reviewing the Receivable Files finds any document constituting a part of a Receivable File which is not executed, has not been received, is unrelated to the related Receivable identified on Schedule A hereto, or does not conform to the requirements of Section 3.03 of the Sale and Servicing Agreement or substantively to the description thereof as set forth in the Schedule of Receivables, the Indenture Trustee is required in the Sale and Servicing Agreement to promptly give notice of same. In performing any such review, the Indenture Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the Receivable Files is limited solely to confirming that the documents listed in Section 2.04 have been executed and received and relate to the Receivable Files identified in the Schedule of Receivables. The Seller agrees to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a Receivables


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      File of which it is so notified by the Indenture Trustee. If, however, within 60 days after receipt by it of notice with respect to such defect the Seller has not caused to be remedied any defect described in such final certification and such defect materially and adversely affects the interest of the Purchaser in the related Receivable, the Seller shall remit the Purchase Amount to the Purchaser. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholder with respect to a breach shall be to require the Seller to repurchase Receivables pursuant to this Section, subject to the conditions contained herein. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

      SECTION 2.06. The Closing.

      The conveyance of the Receivables shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, 666 5th Avenue, 18th Floor, New York, New York 10103, on the Closing Date, simultaneously with the closing of the transactions contemplated by the Sale and Servicing Agreement, the underwriting agreements related to the Notes and the other Basic Documents.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.01. Representations and Warranties of Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date:

            (a) Organization and Good Standing. The Purchaser is duly organized, validly existing in good standing under the laws of the State of Nevada, and has the power and authority to own its properties and to conduct the business in which it is currently engaged, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

            (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

            (c) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary corporate action.

            (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument


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      (other than the Sale and Servicing Agreement and the Indenture); nor
      violate any law or, to the best of the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

            (e) No Proceedings. There are no proceedings or investigations pending or, to the Purchaser's best knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties which (i) assert the invalidity of this Agreement, (ii) seek to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seek any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

      SECTION 3.02. Representations and Warranties of Seller. (a) The Seller hereby represents and warrants to the Purchaser of the date hereof and as of the Closing Date:

                  (i) Organization and Good Standing. The Seller is duly
            organized, validly existing in good standing under the laws of the State of Delaware, and has the power and authority to own its properties and to conduct the business in which it is currently engaged, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (iii) Power and Authority. The Seller has the power and
            authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser hereby and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  (iv) No Violation. The consummation of the transactions
            contemplated by this Agreement and the fulfillment of the terms hereof neither conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court, federal or state regulatory body,


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            administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (v) No Proceedings. There are no proceedings or investigations pending, or, to the best of Seller's knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties which (A) assert the invalidity of this Agreement, (B) seek to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seek any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

                  (vi) No Consents Required. All approvals, authorizations,
            consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Seller of this Agreement or any other Basic Document, the performance by the Seller of the transactions contemplated by this Agreement or any other Basic Document and the fulfillment by the Seller of the terms hereof or thereof, have been obtained or have been completed and are in full force and effect (other than approvals, authorizations, consents, orders or other actions which if not obtained or completed or in full force and effect would not have a material adverse effect on the Seller or upon the collectibility of any Receivable or upon the ability of the Seller to perform its obligations under this Agreement).

            (b) The Seller makes the following representations and warranties as to the Receivables on which the Purchaser relied in accepting the Receivables. The parties hereto acknowledge that the representations and warranties below require the Seller to monitor conditions that it may not have the ability to monitor. Accordingly, wherever the Seller makes, or is deemed to make, a representation that it cannot monitor, such representation shall be made as if prefaced with the phrase "to the best of the Seller's knowledge"; provided, however, that the determination as to whether a Repurchase Event has occurred pursuant to Section 6.02 of this Agreement shall be made without reliance on whether the Seller actually had knowledge of the accuracy of any of its representations. Such representations and warranties speak as of the execution and delivery of this Agreement but shall survive the sale, transfer and assignment of the Receivables to the Purchaser and the subsequent assignments and transfers of the Receivables pursuant to the Sale and Servicing Agreement and the
      Indenture:

                  (i) Characteristics of Receivables. Each Receivable (A) was
            originated in the United States of America by the Seller in the ordinary course of business or was originated by a Dealer in the ordinary course of business, in each case in connection with the retail sale by a Dealer of Financed Equipment in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, and if originated by such Dealer, was purchased by the Seller from such Dealer and was validly assigned by such Dealer to the Seller in accordance with its terms, (B) has created a valid, subsisting and enforceable (subject to


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            paragraph (iv) below) first priority security interest in favor of the Seller in the Financed Equipment, and if applicable, a valid, subsisting and enforceable (subject to paragraph (iv) below) security interest in favor of the Seller in the Cross-Collateralized Equipment, which security interests are assignable by the Seller to the Purchaser, by the Purchaser to the Issuer and by the Issuer to the Indenture Trustee, (C) contains customary and enforceable (subject to paragraph (iv) below) provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, and (D) provides for fixed payments (except as described below) on a periodic basis, yields interest at a fixed-rate (in the case of Receivables related to an Installment Sales Contract) and is prepayable without premium or penalty at any time. The fixed payments provided for are sufficient to amortize the Amount Financed of such Receivable by maturity and yield interest at the APR.

                  (ii) Schedule of Receivables. The information set forth in the
            Schedule of Receivables to this Agreement is true and correct in all material respects as of the opening of business on the Cut-off Date and no selection procedures believed to be adverse to the Noteholders or the Certificateholder were utilized in selecting the Receivables. The computer tape regarding the Receivables made available to the Purchaser and its assigns is true and correct in all respects.

                  (iii) Compliance with Law. Each Receivable and the sale or lease of the Financed Equipment complied at the time it was originated or made, and at the execution of this Agreement complies in all material respects, with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and S, and other equal credit opportunity and disclosure laws.

                  (iv) Binding Obligations. Each Receivable represents the
            genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof (which as of the Closing Date is the Seller) in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). Such enforceability has not been and is not adversely affected by whether or not the Seller was or is qualified to do business in the state in which the Obligor was or is located.

                  (v) Security Interest in Financed Equipment. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Equipment in favor of the Seller as secured party.


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                  (vi) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Equipment been released from the lien granted by the related Receivable in whole or in part. No Receivable is rescindable on the basis of whether or not the Seller was or is qualified to do business in the state in which the Obligor was or is located.

                  (vii) Prospectus Information. As of the Cut-off Date, each
            Receivable conforms and all Receivables in the aggregate conform, in all material respects, to the description set forth in the Prospectus, including all statistical data or otherwise.

                  (viii) No Amendments. No Receivable has been amended such that the amount of the Obligor's Scheduled Payments has been increased or decreased, except for increases or decreases resulting from the inclusion of any premium for forced-placed physical damage insurance covering the Financed Equipment.

                  (ix) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

                  (x) No Liens. No liens or claims have been filed for work, labor or materials relating to any Financed Equipment that are liens prior to, or equal or coordinate with, the security interest in the Financed Equipment granted by the Receivable.

                  (xi) No Default. No Receivable has a payment that is more than
            31 days overdue as of the Cut-off Date and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred and is continuing; and (except for payment defaults continuing for a period of not more than 31 days) no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived and shall not waive any of the foregoing.

                  (xii) Insurance. The Seller, in accordance with its customary procedures, has determined that the Obligor has obtained physical damage insurance covering the Financed Equipment, and under the terms of the Receivable the Obligor is required to maintain such insurance.

                  (xiii) Title. It is the intention of the Seller that the
            transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Purchaser, and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser. Immediately prior to the transfer and assignment herein contemplated, the Seller has good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens, tax, governmental or similar liens, encumbrances, security interests and rights of others; and the transfer of the Receivables to the Purchaser has been perfected under the UCC.

                  (xiv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or any Receivable under this Agreement, the Sale and Servicing Agreement or the Indenture is unlawful, void or voidable.

                  (xv) All Actions Taken. All actions necessary to give the
            Purchaser a first priority perfected ownership interest in the Receivables pursuant to the applicable UCC have been taken.

                  (xvi) Leases. Each Lease, relating to any Receivable (A) is a
            "lease intended for security" under the UCC, (B) is not a "consumer lease" within the meaning of Article 2A of the UCC in any jurisdiction where said Article 2A has been adopted and governs the construction thereof, (C) to the best knowledge of Seller, the related Obligor has accepted the related Financed Equipment leased to it and has not notified Seller of any defects therein, (D) is by its terms an absolute and unconditional obligation of the related Obligor, non-cancelable and except in certain instances involving loss or damage to the related Financed Equipment, non-prepayable prior to the expiration of the initial term of such Lease of the related Obligor, (E) requires the related Obligor to maintain the related Financed Equipment for its own account, (F) the rights with respect to such Lease are assignable by the Seller thereunder without the consent of any Person, (G) is net to the Seller of any maintenance, taxes, insurance or other expenses and (H) contains provisions requiring the related Obligor to assume all risk of loss or malfunction of the related Financed Equipment.

                  (xvii) Maturity of Receivables. Each Receivable has a final scheduled payment date due not later than June 2004 as of the Cut-off Date and the weighted average remaining term of the Receivables is 43 months as of the Cut-off Date.

                  (xviii) Location of Receivable Files. The Receivable Files are
            kept at the location listed in Schedule B to the Sale and Servicing Agreement.

                  (xix) Outstanding Contract Balance. Each Receivable has an
            outstanding Contract Balance of at least $5,022 as of the Cut-off Date.

                  (xx) No Bankruptcies. No Obligor on any Receivable as of the
            Cut-off Date was noted in the related Receivable File as having filed for bankruptcy or as being subject to a bankruptcy proceeding and to the Seller's knowledge no such proceeding is pending or threatened against any Obligor.

                  (xxi) No Repossessions. No Financed Equipment securing any
            Receivable is in repossession status.

                  (xxii) Chattel Paper. Each Receivable constitutes "chattel paper" within the meaning of the UCC of the States of New York and Nevada.

                  (xxiii) Obligors. None of the Receivables is due from any
            Person which does not have a mailing address in the United States of America. No Receivable is due from the United States of America or any State or from any agency, department, instrumentality or political subdivision of the United States of America or any State.

                  (xxiv) One Original. There is only one Original Contract
            related to each Receivable. With respect to each Receivable, the Seller has a perfected, first priority ownership or security interest in such Receivable, free and clear of all Liens, encumbrances, security interests or rights of others.

                  (xxv) Payment Frequency. As of the Cut-off Date and as shown on the books of the Seller, Receivables having an aggregate Contract Balance equal to approximately 77.65% of the aggregate Contract Balance of all Receivables had monthly scheduled payments; and as of the Cut-off Date and as shown on the books of the Seller, Receivables having an aggregate Contract Balance equal to approximately 22.35% of the aggregate Contract Balance of all Receivables had scheduled payments which have monthly scheduled payments other than certain months specified therein for which payment is skipped.

                  (xxvi) Interest Accrual. Each Receivable related to an
            Installment Sales Contract is, as of the Closing Date, accruing interest.

                  (xxvii) Notification of Obligors. With respect to each Dealer
            Receivable, the related Obligor has been notified with respect to the assignment of the related Contract to the Seller.

                                   ARTICLE IV

                                   CONDITIONS

      SECTION 4.01. Conditions to the Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

            (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

            (b) Computer Files Marked. The Seller shall, at its own expense on or prior to the Closing Date, (i) indicate in its computer files that receivables created in connection with the Receivables have been sold to the Purchaser pursuant to this Agreement and sold by the Purchaser to the Trust pursuant to the Sale and Servicing Agreement and (ii) deliver to the Purchaser the Schedule of Receivables certified by the Chairman, the

      President, a Vice President, Secretary, the Treasurer or an Assistant Treasurer of the Seller to be true, correct and complete.

            (c) Documents to be Delivered by Seller at Closing.

                  (i) Assignment. On the Closing Date, the Seller will execute and deliver the Assignment. The Assignment shall be substantially in the form of Exhibit A hereto.

                  (ii) Evidence of UCC Filings for Sale to Purchaser. On or
            prior to the Closing Date, the Seller shall deliver to the Purchaser, for its inspection and review, completed UCC requests for information, dated on or before the Closing Date, listing all effective financing statements filed with the Tennessee Secretary of State listing the Seller as debtor.

                  (iii) Evidence of Possession by the Custodian. On the Closing
            Date, the Seller shall provide the Purchaser with copies of the executed Transfer Certificate and Trust Receipt referred to in
            Section 3.1 of the Custodial Agreement.

                  (iv) Other Documents. Such other documents as the Purchaser may reasonably request.

            (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement and the Indenture to be consummated on the Closing Date shall be consummated on such date.

      SECTION 4.02. Conditions to Obligation of Seller. The obligation of the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

            (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

            (b) Receivables Purchase Price. On the Closing Date, the Purchaser shall have delivered to the Seller the purchase price specified in Section 2.01.

      SECTION 4.03. Junior Liens on Financed Equipment. The Seller agrees not to exercise its right to foreclose upon, and will not transfer to third parties its rights with respect to, any junior liens on any item of Financed Equipment if such junior liens have not been assigned to the Purchaser pursuant to Section 2.01, until (i) the related Receivable has been paid in full or (ii) the related first priority lien on the Financed Equipment assigned to the Purchaser pursuant to Section 2.01 has been foreclosed upon or released.

                                   ARTICLE V

                    COVENANTS OF THE SELLER AND THE PURCHASER

      The Seller and the Purchaser agree with each other as follows; provided, however, that to the extent that any provision of this Article conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:

      SECTION 5.01. Protection of Right, Title and Interest. (a) Further Assurances. The Seller shall take all actions to preserve and protect the right, title and interest of the Purchaser in and to the Receivables and the otherproperty included in the Owner Trust Estate. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the purpose of this paragraph.

            (b) Name Change. Within 15 days after the Seller makes any change in its name, identity or corporate structure, the Seller shall give the Purchaser notice of any such change.

      SECTION 5.02. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Sale and Servicing Agreement, the Indenture and the other Basic Documents, the Seller will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, any interest in, to and under the Receivables, and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller or any Dealer; provided, however, that the Seller's obligations under this Section shall terminate one year and one day after the termination of the Trust pursuant to the Trust Agreement.

      SECTION 5.03. Chief Executive Office. During the term of the Receivables, the Seller will maintain its chief executive office in one of the United States, except Louisiana or Vermont.

      SECTION 5.04. Corporate Existence. (a) During the term of this Agreement, the Purchaser will keep in full force and effect its existence, rights and franchises as a corporation under the laws of Nevada and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the Sale and Servicing Agreement and the transactions contemplated hereby.

            (b) The Seller will not take any action or fail to take any action if such act or omission would cause the Purchaser not to observe the covenants set forth in Section 5.04(c) of this Agreement or to violate the provisions of the Purchaser's certificate of incorporation.

            (c) The Purchaser and the Seller agree that Purchaser's and the Seller's businesses shall be conducted as follows, and neither Purchaser nor the Seller shall take any action or fail to take any action if such act or omission would cause such businesses not to be conducted as follows:

                  (i) The Purchaser will maintain both an office at which its business is and will be conducted and a telephone number separate from the Seller or any of the Seller's Affiliates.

                  (ii) At least two of the Purchaser's directors are not and will not be directors, officers or employees of the Seller or any of the Seller's Affiliates. No employee of the Purchaser shall engage in any servicing functions with respect to the Receivables and, with respect to the Purchaser, shall only engage in corporate governance and clerical functions. So long as the Purchaser maintains an employee at its office, the Purchaser shall at all times maintain comprehensive liability and workmen's compensation insurance (as is customary for commercial enterprises) in an amount, when taking into account any available umbrella policy, at least equal to $5,000,000.

                  (iii) The Purchaser will maintain corporate records and books and accounts separate from those of the Seller or any of the Seller's Affiliates.

                  (iv) Except as expressly permitted by the Sale and Servicing
            Agreement with respect to collections on the Receivables prior to the transfer of such collections to the Collection Account, the Purchaser's funds will not be commingled with those of the Seller or any of the Seller's Affiliates, and the Purchaser shall maintain bank accounts separate from those of the Seller or any of the Seller's Affiliates.

                  (v) The Seller shall maintain records permitting a
            determination on a daily basis of the amount and location of any of its funds which are commingled as permitted under clause (iv) above.

                  (vi) The Board of Directors of the Purchaser will take
            appropriate corporate action (including without limitation holding meetings or acting by unanimous consent) to authorize all of the Purchaser's corporate actions, and minutes shall be maintained by the Purchaser separate and apart from those of the Seller or any of the Seller's Affiliates.

                  (vii) The Purchaser shall at all times be adequately
            capitalized to engage in the transactions contemplated at its formation. Without limiting the foregoing, the Purchaser shall at all times maintain capital sufficient to pay its rent, salary of any employee, and any required insurance from the Closing Date until the Certificate Final Scheduled Distribution Date.

                  (viii) The Purchaser shall not incur or guarantee any debt other than under the Sale and Servicing Agreement, nor shall the Purchaser make any loans, pledge its assets for the benefit of any other entity or hold out its credit as being available to satisfy the obligations of others, other than as permitted by the Purchaser's Certificate of Incorporation.

                  (ix) The Purchaser shall not engage in any transaction with the Seller or any of the Seller's Affiliates on terms more favorable than in a similar transaction involving a third party.

                  (x) The Purchaser shall at all times use its own stationery.

                  (xi) The Purchaser shall always be described as a separate corporation, and never as a department, division or otherwise of the Seller or any of the Seller's Affiliates.

                  (xii) The Purchaser shall act solely in its own corporate name and through its own authorized officers and agents. Neither the Purchaser nor any of Purchaser's Affiliates shall be appointed agent of the Seller, except as expressly provided for by the Sale and Servicing Agreement and the Administration Agreement.

                  (xiii) The data and records (including computer records) used by the Purchaser or the Seller in the collection and administration of the Receivables shall reflect the Purchaser's ownership interest therein.

                  (xiv) Other than organizational expenses, the Purchaser shall be responsible for the payment of all expenses including the salaries of its employees, indebtedness and other obligations incurred by it, including a fair and reasonable allocation for shared office space.

                  (xv) The Purchaser shall at all times hold itself out to the public under the Purchaser's own name as a legal entity separate and distinct from the Seller and any of the Seller's Affiliates and shall correct any known misunderstanding regarding its separate identity.

                  (xvi) None of the Purchaser's funds nor any of the funds held by the Seller on behalf of the Purchaser or the holders of the Certificate or the Notes shall be invested in securities issued by the Seller or any of the Seller's Affiliates.

                  (xvii) The Purchaser shall at all times maintain a sufficient number of employees in light of its contemplated business operations.

                  (xviii) At any time the Notes are outstanding, the Seller
            shall not (A) dissolve or liquidate, (B) merge or consolidate with any other entity, (C) sell its assets substantially in their entirety to any other entity or (D) amend its articles of incorporation, in each case unless the Rating Agency Condition is satisfied.

            (d) The Purchaser and the Seller will each furnish to the other on or before April 30 of each year (commencing April 30, 2000) for so long as any Certificate or Note remains outstanding an Officer's Certificate to the effect that all of its obligations under this Section 5.04 have been fulfilled throughout the preceding calendar year (or the period from the Closing Date until December 31, 1999, as applicable), or, if there has been any default in the fulfillment of any such obligations, specifying each such default known to the signer thereof and the nature and status thereof.

            (e) The Seller will not transfer or assign any interest in the Purchaser except pursuant to an instrument under which the transferee or assignee of such interest expressly assumes the performance of all covenants of the Seller to be performed or observed under this Section 5.04.

            (f) The annual audited financial statements of the Purchaser and the Seller will reflect the results of the issuance of the Notes and Certificates in accordance with generally accepted accounting principles and also disclose that the assets of the Seller are not available to pay creditors of the Purchaser or any other Affiliate of the Seller.

      SECTION 5.05. Indemnification. (a) The Seller shall indemnify the Purchaser for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein, other than the representations and warranties made pursuant to Section 3.02(b) for which the sole remedy shall be provided by Section 6.02 hereof; provided, however, that the Seller shall indemnify the Purchaser for any liability arising from a breach of Section 3.02(b)(ii), (iii) and (xxv). These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

      SECTION 6.01. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

      SECTION 6.02. Repurchase Events. (a) The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Indenture Trustee, the Noteholders, the Owner Trustee and the Certificateholder that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(b) (other than the representation and warranty contained in Section 3.02(b)(xxv)) in respect of a Receivable shall constitute an event obligating the Seller to repurchase such Receivable ("Repurchase Events"), at the Purchase Amount from the Purchaser or from the Trust.

            (b) These repurchase obligations of the Seller shall constitute the sole remedies to the Purchaser, the Indenture Trustee, the Noteholders, the Owner Trustee or the Certificateholder against the Seller with respect to any Repurchase Event.

            (c) The terms and conditions of the Purchaser's obligation to enforce its right of repurchase pursuant to this Section 6.02 shall be governed by Section 3.02 of the Sale and Servicing Agreement.

      SECTION 6.03. Purchaser Assignment of Repurchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

      SECTION 6.04. Trust. The Seller acknowledges and agrees that (a) the Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement to the Trust, (b) the Trust will, pursuant to the Indenture, assign such Receivables and such rights to the Indenture Trustee and (c) the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Section 6.02, are intended to benefit the Trust, the Certificateholder and the Noteholders (and may be enforced directly by the Indenture Trustee on behalf of the Noteholders and by the Owner Trustee on behalf of the Trust or the Certificateholder). The Seller hereby consents to all such sales and assignments.

      SECTION 6.05. Amendment. This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, by a written amendment duly executed and delivered by the Seller and the Purchaser, without the consent of the Noteholders or the Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholder; provided that such amendment will not, in the Opinion of Counsel, materially and adversely affect the interest of any Noteholder or the Certificateholder or the federal tax characterization of the Notes. This Agreement may also be amended by the Seller and the Purchaser, with prior written notice to the Rating Agencies, with the consent of the Noteholders evidencing a majority in the Outstanding Amount of the Notes and the Certificateholder for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholder; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of Noteholders or the Certificateholder or (ii) reduce the aforesaid percentage of the Notes and the Certificate which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificate.

      SECTION 6.06. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude and any other or further exercise thereof or the exercise of any other power, right or remedy.

      SECTION 6.07. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to Caterpillar Financial Services Corporation, 3322 West End Avenue, Nashville, TN 37203-0983, (615) 386-5800; (b) in the case of the Purchaser, to Caterpillar Financial Funding Corporation, Greenview Plaza, 2950 East Flamingo Road, Suite C-3B, Las Vegas, Nevada 89121
(702) 735-2514; (c) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; and (d) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, 55 Water Street, 40th Floor, New

York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

      SECTION 6.08. Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement, and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

      SECTION 6.09. Representations of Seller and Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.02.

      SECTION 6.10. Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under the Sale and Servicing Agreement or the Indenture or any other Basic Document or as required by any of the foregoing or by law.

      SECTION 6.11. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

      SECTION 6.12. Governing Law. THIS AGREEMENT AND THE ASSIGNMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6.13. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.

                                                CATERPILLAR FINANCIAL FUNDING
                                                CORPORATION

                                                By:
                                                   -----------------------------
                                                   Name:  Edward J. Scott
                                                   Title: Treasurer


                                                CATERPILLAR FINANCIAL SERVICES
                                                CORPORATION

                                                By:
                                                   -----------------------------
                                                   Name:  Kevin E. Colgan
                                                   Title: Vice President

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES


                                 Scheduled A-1

                                    EXHIBIT A

                                   ASSIGNMENT

            For value received, in accordance with the Purchase Agreement (the "Purchase Agreement") dated as of July 1, 1999, between the undersigned and Caterpillar Financial Funding Corporation (the "Purchaser"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse, (i) all right, title and interest of the undersigned in and to the Receivables, and all moneys (including accrued interest) due thereunder on and after the Cut-off Date; (ii) the interests of the undersigned in the security interests in the Transaction Equipment granted by the Obligors pursuant to the Receivables and any other interest of the undersigned in such Transaction Equipment, including Liquidation Proceeds; (iii) the interest and rights of the undersigned in any proceeds with respect to the Receivables from claims on any physical damage, credit life, liability or disability insurance policies relating to the Financed Equipment or Obligors, as the case may be; (iv) the interest of the undersigned in any proceeds from recourse to or other payment by Dealers on Receivables; and (v) the proceeds of any and all of the foregoing.

            This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

            Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of July [__], 1999.

                                                CATERPILLAR FINANCIAL SERVICES
                                                CORPORATION

                                                By:
                                                   ---------------------------
                                                   Name:
                                                   Title:


                                  Exhibit A-1